                                   AMENDMENT
                            EFFECTIVE JUNE 25, 2012
                                     to the
                    AUTOMATIC AND FACULTATIVE YRT AGREEMENT
                           EFFECTIVE JANUARY 1, 2012

                                    between

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                  WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
        METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
      NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY,
      GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
        METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY,
     FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
    METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY. (HEREINAFTER INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "THE CEDING COMPANY" OR
                                  "COMPANIES")

                                      AND

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS "THE REINSURER")

This Agreement originally executed effective January 1, 2012, as amended, is hereby amended, effective JUNE 25, 2012 for all eligible policies issued on or after the effective date of this amendment, including policies backdated for up to six (6) months to save age.

NOW THEREFORE, in consideration of the mutual and foregoing recitals and the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.


1. Exhibit III is hereby replaced by the attached Exhibit III - Three additional products are added (LASUL 12, GAUL 12, LGUL 12).

All terms, provisions, and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In witness of the above,

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                    WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
         METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
       NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY,
      GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY,
      METLIFE INVESTORS USA INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY,
        METLIFE INVESTORS INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY,
   METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND
    METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT INSURANCE COMPANY.
                      ("THE CEDING COMPANY" OR "COMPANIES")

                                      and

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                               ("THE REINSURER")

have by their respective officers executed and delivered this Amendment, effective JUNE 25, 2012.

METROPOLITAN LIFE INSURANCE COMPANY

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Senior Vice President
       ------------------------------------

NEW ENGLAND LIFE INSURANCE COMPANY

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Vice President
       ------------------------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Vice President
       ------------------------------------

METLIFE INVESTORS USA INSURANCE COMPANY

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Vice President
       ------------------------------------

METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Vice President
       ------------------------------------

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Vice President
       ------------------------------------

METROPOLITAN  TOWER  LIFE  INSURANCE  COMPANY

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Vice President
       ------------------------------------

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:    /s/ Roberto Baron
       ------------------------------------
Name:  Roberto Baron
       ------------------------------------
Title: Vice President
       ------------------------------------

GENERALI USA LIFE REASSURANCE COMPANY

By:    /s/ J C Brueckner                  By:    /s/ Nancy Pike
       ------------------------------            ------------------------------
Name:  J C Brueckner                      Name:  Nancy Pike
       ------------------------------            ------------------------------
Title: President & COC                    Title: Asst Registrar
       ------------------------------            ------------------------------

                                  EXHIBIT III
                              POLICIES AND RIDERS
                              -------------------

The Policies and Riders underwritten by or on behalf of the Ceding Companies or simplified issue with fully underwritten rates, as described below may be ceded hereunder:

                                                                                   STATUTORY
                                          REINSURANCE                              VALUATION
                 REINSURANCE REINSURANCE    MAXIMUM      REINSURANCE      CEDING   MORTALITY     RATES TO BE
PRODUCT           CATEGORY      BASIS         AGE           TABLE         COMPANY    TABLE          USED
-------          ----------- ------------ ----------- ------------------- -------- --------- --------------------
                                                      90-95modified -     MLI
GLT              Term        Excess               100 UW.xls              USA/FMLI 2001 CSO  6 Class Level Term
                 UL/Accum                             90-95modified - UW  MLIC,              Permanent - 5 class
JSUL 2005        Product     First Dollar         120 to age 120.xls      MLI USA  2001 CSO  (joint life)
                                                                                             Permanent - 5 class
                                                                                             (single life);
                                                                                             Permanent - 4 class
                                                                                             (single life);
                 UL/Accum                             90-95modified - UW  MLIC,              Permanent - 2 class
GAUL07           Product     First Dollar         121 to age 120.xls      MLI USA  2001 CSO  (single life)
                 UL/Accum                             90-95modified - UW  MLIC,              Permanent - 5 class
EAVUL08          Product     Excess               121 to age 120.xls      MLI USA  2001 CSO  (single life)
Life Paid up at  UL/Accum                             90-95modified - UW                     Permanent - 5 class
Age 100 (WL 08)  Product     Excess               121 to age 120.xls      MLIC     2001 CSO  (single life)
EEA COLI         UL/Accum                             90-95modified -                        Permanent - 5 class
(2001 CSO)       Product     Excess               100 UW.xls              NELICO   2001 CSO  (single life)
                 UL/Accum                             90-95modified -                        Permanent - 4 class
PPVUL            Product     Excess               100 UW.xls              GALIC    2001 CSO  (single life)
                 UL/Accum                             90-95modified - UW                     Permanent - 2 class
Premier BOLI     Product     Excess               100 - ALB.xls           MLIC     2001 CSO  (single life)
                 UL/Accum                             90-95modified - UW  MLIC,              Permanent - 5 class
LASUL 09         Product     First Dollar         120 to age 120.xls      MLI USA  2001 CSO  (joint life)
                                                                                             Permanent - 5 class
                                                                                             (single life);
                                                                                             Permanent - 4 class
                                                                                             (single life);
                 UL/Accum                             90-95modified - UW  MLIC,              Permanent - 2 class
GAUL 09          Product     First Dollar         121 to age 120.xls      MLI USA  2001 CSO  (single life)
                 UL/Accum                             90-95modified - UW  MLIC,              Permanent - 5 class
WL 10            Product     Excess               120 to age 120.xls      MLI USA  2001 CSO  (single life)
                 UL/Accum                             90-95modified - UW  MLIC,              Permanent - 5 class
LASUL 11         Product     First Dollar         120 to age 120.xls      MLI USA  2001 CSO  (joint life)

                                                                                    STATUTORY
                                          REINSURANCE                               VALUATION
                 REINSURANCE REINSURANCE    MAXIMUM                        CEDING   MORTALITY     RATES TO BE
PRODUCT           CATEGORY      BASIS         AGE     REINSURANCE TABLE    COMPANY    TABLE          USED
-------          ----------- ------------ ----------- ------------------- --------- --------- --------------------
                                                                                              Permanent - 5 class
                                                                                              (single life);
                                                                                              Permanent - 4 class
                 UL/                                                                          (single life);
                 Accum                                90-95modified - UW  MLIC, MLI           Permanent - 2 class
GAUL 11          Product     First Dollar         121 to age 120.xls      USA       2001 CSO  (single life)
                 UL/
Life Paid up at  Accum                                90-95modified - UW  MLIC, MLI           Permanent - 5 class
Age 120 (L120)   Product     Excess               120 to age 120.xls      USA       2001 CSO  (single life)
LASUL 12         UL/Accum    First Dollar         120 90-95modified - UW  MLIC, MLI           Permanent - 5 class
                 Product                              to age 120.xls      USA       2001 CSO  (joint life)
GAUL 12          UL/Accum    First Dollar         121 90-95modified - UW  MLIC, MLI           Permanent - 5 class
                 Product                              to age 120.xls      USA       2001 CSO  (single life);
                                                                                              Permanent - 4 class
                                                                                              (single life):
                                                                                              Permanent - 2 class
                                                                                              (single life)
GAUL 12          UL/Accum    Excess               121 90-95modified - UW  MLIC, MLI           Permanent - 5 class
                 Product                              to age 120.xls      USA       2001 CSO  (single life)

Product
-------
GLT - Guaranteed Level Term
JSUL  2005  -  Joint  Universal  Life  with  Secondary  Guarantee
GAUL07 - Universal Life with Secondary Guarantee
EAVUL08 - Variable Universal Life
Life Paid up at Age 100 (WL08) - Whole Life
EEA COLI (2001 CSO) - Variable Universal Life
PPVUL - Variable Universal Life
Premier BOLI - Universal Life
LASUL 09 - Joint Universal Life with Secondary Guarantee
GAUL 09 - Universal Life with Secondary Guarantee
WL 10-Whole Life
LASUL 11 - Joint Universal Life with Secondary Guarantee
GAUL 11 - Universal Life with Secondary Guarantee
Life Paid up at Age 120 (L120) - Whole Life
LASUL 12 - Joint Universal Life with Secondary Guarantee
GAUL 12 - Universal Life with Secondary Guarantee
LGUL 12 - Universal Life with Secondary Guarantee


Riders attached to the listed plans
-----------------------------------
ADBR - Accelerated Death Benefit Rider
Preliminary Term/Temporary Term
ART - Annually Renewable Term
Outside Term Rider
FTR  -  Flexible  Term  Rider

Other
-----
The Reinsurer shall pay its share of any claim after the Reinsurance Maximum Age under the extended maturity coverage, including interest, as defined in Article VI, For joint life policies with one life insurable, this will be the Reinsurance Maximum Age of the insurable life and for joint life policies with both lives insurable, this will be the Reinsurance Maximum Age of the younger insured.

Products not listed above resulting from the exercise of business exchanges, policy split options, and purchase options shall be covered on an excess reinsurance basis.

For Policies ceded with RPR/SFIO riders, the maximum net amount at risk illustrated at the time of issue shall be used for purposes of underwriting, autobind limits, and jumbo limits. For Policies ceded facultatively with RPR rider, the ultimate amount ceded to the Reinsurers shall not exceed the maximum net amount at risk included in the facultative offers from the Reinsurers.

                                   AMENDMENT
                          EFFECTIVE NOVEMBER 30, 2012
                                     to the
                    AUTOMATIC AND FACULTATIVE YRT AGREEMENT
                           EFFECTIVE JANUARY 1, 2012

                                    between

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                  WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
 METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE
 COMPANY, A DELAWARE INSURANCE COMPANY, METLIFE INVESTORS INSURANCE COMPANY, A
  MISSOURI INSURANCE COMPANY, FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT
INSURANCE COMPANY. (HEREINAFTER INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "THE
                         CEDING COMPANY" OR"COMPANIES")

                                      AND

     GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS "THE REINSURER")

This Agreement originally executed effective January 1, 2012, as amended, is hereby amended, effective NOVEMBER 30, 2012 for all eligible policies issued on or after the effective date of this amendment, including policies backdated for up to six (6) months to save age.

NOW THEREFORE, in consideration of the mutual and foregoing recitals and the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

1. Exhibit III is hereby replaced by the attached Exhibit III - Two additional products are added (CDT, OYT).

2.   Exhibit IV, Table A is hereby replaced by the attached Exhibit IV, Table A
     - 2 class One Year Term rates are added.

All terms, provisions, and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

In witness of the above,

                   THE METROPOLITAN LIFE INSURANCE COMPANIES
                  WHICH SHALL INCLUDE THE FOLLOWING COMPANIES:
 METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, NEW ENGLAND LIFE INSURANCE COMPANY, A MASSACHUSETTS INSURANCE COMPANY, GENERAL AMERICAN LIFE INSURANCE COMPANY, A MISSOURI INSURANCE COMPANY, METLIFE INVESTORS USA INSURANCE
 COMPANY, A DELAWARE INSURANCE COMPANY, METLIFE INVESTORS INSURANCE COMPANY, A
  MISSOURI INSURANCE COMPANY, FIRST METLIFE INVESTORS INSURANCE COMPANY, A NEW YORK INSURANCE COMPANY, METROPOLITAN TOWER LIFE INSURANCE COMPANY, A DELAWARE INSURANCE COMPANY, AND METLIFE INSURANCE COMPANY OF CONNECTICUT, A CONNECTICUT
            INSURANCE COMPANY, ("THE CEDING COMPANY" OR "COMPANIES")

                                      and

           GENERALI USA LIFE REASSURANCE COMPANY, A MISSOURI REINSURANCE COMPANY
                               ("THE REINSURER")

have by their respective officers executed and delivered this Amendment, effective NOVEMBER 30, 2012.

METROPOLITAN LIFE INSURANCE COMPANY

By:    /s/ Roberto Baron
       -----------------------------
Name:  Roberto  Baron
       -----------------------------
Title: Senior  Vice  President
       -----------------------------

NEW ENGLAND LIFE INSURANCE COMPANY

By:    /s/ Roberto  Baron
       -----------------------------
Name:  Roberto  Baron
       -----------------------------
Title: Vice  President
       -----------------------------

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:    /s/ Roberto Baron
       -----------------------------
Name:  Roberto Baron
       -----------------------------
Title: Vice President
       -----------------------------

METLIFE INVESTORS USA INSURANCE COMPANY

By:    /s/ Roberto Baron
       -----------------------------
Name:  Roberto Baron
       -----------------------------
Title: Vice President
       -----------------------------

METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       -----------------------------
Name:  Roberto Baron
       -----------------------------
Title: Vice President
       -----------------------------

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       -----------------------------
Name:  Roberto Baron
       -----------------------------
Title: Vice President
       -----------------------------

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:    /s/ Roberto Baron
       -----------------------------
Name:  Roberto Baron
       -----------------------------
Title: Vice President
       -----------------------------

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:    /s/ Roberto Baron
       -----------------------------
Name:  Roberto Baron
       -----------------------------
Title: Vice President
       -----------------------------

GENERALI USA LIFE REASSURANCE COMPANY

By:    /s/ David  A  Gates              By:    /s/ Nancy Pike
       -------------------------               ---------------------------
Name:  David  A  Gates                  Name:  Nancy Pike
       -------------------------               ---------------------------
Title: Senior Vice President            Title: Asst. Registrar
       -------------------------               ---------------------------

                                  EXHIBIT III
                              POLICIES AND RIDERS
                              -------------------

The Policies and Riders underwritten by or on behalf of the Ceding Companies or simplified issue with fully underwritten rates, as described below may be ceded hereunder:

                                                                                                      STATUTORY
                                                                                                      VALUATION
                    REINSURANCE                        REINSURANCE                        CEDING      MORTALITY
PRODUCT               CATEGORY      REINSURANCE BASIS  MAXIMUM AGE  REINSURANCE TABLE     COMPANY       TABLE      RATES TO BE USED
----------------  ----------------  -----------------  -----------  -----------------  -------------  ---------  -------------------
                                                                    90-95modified -    MLI                       6 Class Level
GLT               Term              Excess                     100  UW.xls             USA/FMLI        2001 CSO  Term
                                                                    90-95modified -                              Permanent -5
JSUL 2005         UL/Accum Product  First Dollar               120  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (joint life)
                                                                                                                 Permanent -5 class
                                                                                                                 (single life);
                                                                                                                 Permanent -4 class
                                                                                                                 (single life);
                                                                    90-95modified -                              Permanent -2
GAUL07            UL/Accum Product  First Dollar               121  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -5
EAVUL08           UL/Accum Product  Excess                     121  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
Life Paid up at                                                     90-95modified -                              Permanent -5
Age 100 (WL 08)   UL/Accum Product  Excess                     121  UW to age 120.xls  MLIC            2001 CSO  class (single life)
EEA COLI                                                            90-95modified -                              Permanent -5
(2001 CSO)        UL/Accum Product  Excess                     100  UW.xls             NELICO          2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -4
PPVUL             UL/Accum Product  Excess                     100  UW.xls             GALIC           2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -2
Premier BOLI      UL/Accum Product  Excess                     100  UW -ALB.xls        MLIC            2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -5
LASUL 09          UL/Accum Product  First Dollar               120  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (joint life)
                                                                                                                 Permanent -5 class
                                                                                                                 (single life);
                                                                                                                 Permanent -4 class
                                                                                                                 (single life);
                                                                    90-95modified -                              Permanent -2
GAUL 09           UL/Accum Product  First Dollar               121  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -5
WL 10             UL/Accum Product  Excess                     120  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -5
LASUL 11          UL/Accum Product  First Dollar               120  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (joint life)

                                                                                                      STATUTORY
                                                                                                      VALUATION
                    REINSURANCE                        REINSURANCE                        CEDING      MORTALITY       RATES TO BE
PRODUCT               CATEGORY      REINSURANCE BASIS  MAXIMUM AGE  REINSURANCE TABLE     COMPANY       TABLE            USED
----------------  ----------------  -----------------  -----------  -----------------  -------------  ---------  -------------------
                                                                                                                 Permanent -5 class
                                                                                                                 (single life);
                                                                                                                 Permanent -4 class
                                                                                                                 (single life);
                                                                    90-95modified -                              Permanent -2
GAUL 11           UL/Accum Product  First Dollar               121  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
Life Paid up at                                                     90-95modified -                              Permanent -5
Age 120 (L120)    UL/Accum Product  Excess                     120  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -5
LASUL 12          UL/Accum Product  First Dollar               120  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (joint life)
                                                                                                                 Permanent -5 class
                                                                                                                 (single life);
                                                                                                                 Permanent -4 class
                                                                                                                 (single life);
                                                                    90-95modified -                              Permanent -2
GAUL 12           UL/Accum Product  First Dollar               121  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
                                                                    90-95modified -                              Permanent -5
LGUL 12           UL/Accum Product  Excess                     121  UW to age 120.xls  MLIC, MLI USA   2001 CSO  class (single life)
                                                                    90-95modified -                              6 Class Level
CDT               Term              Excess                     100  UW.xls             MLIC, MLI USA   2001 CSO  Term
                                                                    90-95modified -                              2 Class One
OYT               Term              Excess                     100  UW.xls             MLIC, MLI USA   2001 CSO  Year Term

Product
-------
GLT - Guaranteed Level Term
JSUL 2005 - Joint Universal Life with Secondary Guarantee
GAUL07 - Universal Life with Secondary Guarantee
EAVUL08 - Variable Universal Life
Life Paid up at Age 100 (WL08) - Whole Life
EEA COLI (2001 CSO) - Variable Universal Life
PPVUL - Variable Universal Life
Premier BOLI - Universal Life
LASUL 09 - Joint Universal Life with Secondary Guarantee
GAUL 09 - Universal Life with Secondary Guarantee
WL 10-Whole Life
LASUL 11 - Joint Universal Life with Secondary Guarantee
GAUL 11 - Universal Life with Secondary Guarantee
Life Paid up at Age 120 (L120) - Whole Life
LASUL 12 - Joint Universal Life with Secondary Guarantee
GAUL 12 - Universal Life with Secondary Guarantee
LGUL 12 - Universal Life with Secondary Guarantee
CDT - Guaranteed Level Term
OYT - One Year Term

Riders attached to the listed plans
-----------------------------------
ADBR - Accelerated Death Benefit Rider
Preliminary Term/Temporary Term
ART - Annually Renewable Term
JTCR - Joint Term Coverage Rider
RPR - Return of Premium Rider
EPTR - Estate Preservation Term Rider
SFIO - Scheduled Face Increase Option
PAIR - Option to Purchase Additional Insurance Rider
Inside Term Rider
Outside Term Rider
FTR - Flexible Term Rider

Other
-----
The Reinsurer shall pay its share of any claim after the Reinsurance Maximum Age under the extended maturity coverage, including interest, as defined in Article
VI. For joint life policies with one life insurable, this will be the Reinsurance Maximum Age of the insurable life and for joint life policies with both lives insurable, this will be the Reinsurance Maximum Age of the younger insured.

Products not listed above resulting from the exercise of business exchanges, policy split options, and purchase options shall be covered on an excess reinsurance basis.

For Policies ceded with RPR/SFIO riders, the maximum net amount at risk illustrated at the time of issue shall be used for purposes of underwriting, autobind limits, and jumbo limits. For Policies ceded facultatively with RPR rider, the ultimate amount ceded to the Reinsurers shall not exceed the maximum net amount at risk included in the facultative offers from the Reinsurers.

                                   EXHIBIT IV
                                    TABLE A
                                    -------

Joint Life Minimum Premium Per Thousand:0.15

For policies with a Reinsurance Basis of Excess and Reinsurance Category of Term
--------------------------------------------------------------------------------

6 Class Level Term - T10

                                            Female     Female     Male       Male
Risk Class  Rate Table Class               Yrs 1-10   Yrs 11+   Yrs 1-10   Yrs 11+
Elite+ NS   Elite Nonsmoker                    63.0%    157.3%      55.0%     137.5%
Pref+ NS    Elite Nonsmoker                    68.2%    170.4%      57.7%     144.1%
Std+ NS     Preferred Nonsmoker                60.7%    151.6%      53.2%     132.9%
Std NS      Standard (Residual) Nonsmoker      63.3%    157.8%      54.4%     136.0%
Pref SM     Preferred Smoker                   75.1%    187.5%      85.7%     214.1%
Std SM      Standard (Residual) Smoker         79.5%    198.5%      78.5%     196.2%

6 Class Level Term - T15

                                            Female     Female     Male       Male
Risk Class  Rate Table Class               Yrs 1-15   Yrs 16+   Yrs 1-15   Yrs 16+
Elite+ NS   Elite Nonsmoker                    59.9%    149.5%      52.4%    130.8%
Pref+ NS    Elite Nonsmoker                    64.3%    160.5%      55.9%    139.5%
Std+ NS     Preferred Nonsmoker                58.8%    147.0%      50.8%    127.0%
Std NS      Standard (Residual) Nonsmoker      58.8%    147.0%      50.0%    124.8%
Pref SM     Preferred Smoker                   73.2%    182.9%      84.0%    209.8%
Std SM      Standard (Residual) Smoker         77.1%    192.5%      76.7%    191.5%

6 Class Level Term - T20

                                            Female      Female     Female      Male        Male       Male
Risk Class  Rate Table Class               Yrs 1-15   Yrs 16-20   Yrs 21+    Yrs 1-15   Yrs 16-20   Yrs 21+
Elite+ NS   Elite Nonsmoker                    62.3%       60.1%     150.1%      54.9%       56.6%     141.2%
Pref+ NS    Elite Nonsmoker                    64.2%       65.4%     163.4%      57.6%       58.3%     145.6%
Std+ NS     Preferred Nonsmoker                63.4%       59.0%     147.5%      54.6%       53.3%     133.2%
Std NS      Standard (Residual) Nonsmoker      60.1%       55.9%     139.5%      53.3%       50.6%     126.5%
Pref SM     Preferred Smoker                   71.7%       89.1%     222.8%      79.7%      101.3%     253.2%
Std SM      Standard (Residual) Smoker         76.3%       88.4%     220.8%      74.6%       91.3%     227.9%

6 Class Level Term - T30

                                            Female      Female     Female     Male        Male       Male
Risk Class        Rate Table Class         Yrs 1-15   Yrs 16-30   Yrs 31+   Yrs 1-15   Yrs 16-30   Yrs 31+
Elite+ NS   Elite Nonsmoker                    66.4%       54.6%    136.5%      59.6%       58.9%    147.3%
Pref+ NS    Elite Nonsmoker                    68.8%       56.3%    140.5%      65.9%       62.7%    156.6%
Std+ NS     Preferred Nonsmoker                71.2%       53.6%    133.9%      62.4%       55.4%    138.4%
Std NS      Standard (Residual) Nonsmoker      61.7%       45.5%    113.6%      64.3%       53.7%    134.3%
Pref SM     Preferred Smoker                   69.1%       75.9%    189.7%      71.9%       90.2%    225.6%
Std SM      Standard (Residual) Smoker         76.1%       77.2%    192.7%      70.8%       84.2%    210.3%

2 Class One Year Term

                                           Female    Male
Risk Class        Rate Table Class          Yr 1     Yr 1
Std NS      Standard (Residual) Nonsmoker    74.1%   63.7%
Std SM      Standard (Residual) Smoker       93.1%   91.9%

For policies with a Reinsurance Basis of First Dollar and Reinsurance Category
------------------------------------------------------------------------------
of UL/Accumulation
------------------

Permanent Fully Underwritten 5-Class - Single Life - $1 ,000,000 +

                                            Female     Female     Female     Female    Female    Female     Female     Female
                                            IA 0-17   IA 18-70   IA 71-80   IA 81-85   IA 0-17  IA 18-70   IA 71-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+    Yrs 16+
Elite NS    Elite Nonsmoker                               56.1%      63.6%                          76.5%      82.2%
Pref NS     Preferred Nonsmoker                           59.1%      65.2%                          74.4%      69.3%
Std NS      Standard (Residual) Nonsmoker                 59.3%      68.6%      68.6%               70.5%      60.0%      60.0%
Pref SM     Preferred Smoker                              77.0%     149.9%                         132.7%     176.4%
Std SM      Standard (Residual) Smoker                    80.3%     162.3%     162.3%              123.1%     184.8%     184.8%
Agg         Aggregate                          59.3%                                     70.5%

                                             Male      Male       Male       Male      Male      Male       Male       Male
                                           IA 0-17   IA 18-70   IA 71-80   IA 81-85   IA 0-17  IA 18-70   IA 71-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15  Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+    Yrs 16+
Elite NS    Elite Nonsmoker                              46.2%      50.2%                          56.2%      66.9%
Pref NS     Preferred Nonsmoker                          49.7%      50.2%                          54.4%      57.8%
Std NS      Standard (Residual) Nonsmoker                46.8%      51.7%      51.7%               48.4%      53.1%      53.1%
Pref SM     Preferred Smoker                             89.0%     139.0%                         133.9%     149.7%
Std SM      Standard (Residual) Smoker                   80.2%    147.1 %     147.1%              115.6%     134.3%     134.3%
Agg         Aggregate                         46.8%                                     48.4%

Permanent Fully Underwritten 5-Class - Single Life - $250,000 - $999,999

                                            Female     Female     Female     Female    Female    Female     Female     Female
                                            IA 0-17   IA 18-70   IA 71-80   IA 81-85   IA 0-17  IA 18-70   IA 71-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+    Yrs 16+
Elite NS    Elite Nonsmoker                               75.1%      85.8%                          98.3%     107.0%
Pref NS     Preferred Nonsmoker                           74.0%      81.1%                          97.4%      91.7%
Std NS      Standard (Residual) Nonsmoker                 75.9%      82.5%     82 .5%               93.9%      81.0%      81.0%
Pref SM     Preferred Smoker                             103.4%     202.3%                         171.5%     241.6%
Std SM      Standard (Residual) Smoker                   108.2%     219.0%     219.0%              159.5%     257.8%     257.8%
Agg         Aggregate                          75.9%                                     93.9%

                                             Male       Male       Male       Male      Male      Male       Male       Male
                                           IA 0-17    IA 18-70   IA 71-80   IA 81-85   IA 0-17  IA 18-70   IA 71-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+    Yrs 16+
Elite NS    Elite Nonsmoker                               60.9%      68.3%                          72.8%      87.7%
Pref NS     Preferred Nonsmoker                           63.4%      68.2%                          70.6%      76.1%
Std NS      Standard (Residual) Nonsmoker                 61.6%      67.9%      67.9%               62.9%      67.2%      67.2%
Pref SM     Preferred Smoker                             119.8%     189.0%                         175.6%     205.4%
Std SM      Standard (Residual) Smoker                   108.3%     170.9%     170.9%              152.9%     184.7%     184.7%
Agg         Aggregate                          61.6%                                     62.9%

Permanent Fully Underwritten 4-Class - Single Life - $100,000 - $249,999

                                              Female     Female     Female      Female    Female    Female     Female     Female
                                              IA 0-17   IA 18-70   IA 71-80   IA 81-85    IA 0-17  IA 18-70   IA 71-80   IA 81-85
R ISK Class         Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 1-15    Yrs 16+   Yrs 16+    Yrs 16+    Yrs 16+
Pref NS      Preferred Nonsmoker                            74.0%      81.1%                           97.4%      91.7%
Std NS       Standard (Residual.) Nonsmoker                 75.9%      82.5%       82.5%               93.9%      81.0%      81.0%
Pref SM      Preferred Smoker                              103.4%     202.3%                          171.5%     241.6%
Std SM       Standard (Residual) Smoker                    108.2%     219.0%      219.0%              159.5%     257.8%     257.8%
Agg          Aggregate                           75.9%                                      93.9%

                                          Male       Male       Male        Male      Male      Male       Male       Male
                                         IA 0-17   IA 18-70   IA 71-80   IA 81-85    IA 0-17  IA 18-70   IA 71-80   IA 81-85
                                        Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 1-15    Yrs 16+   Yrs 16+    Yrs 16+    Yrs 16+
Pref NS  Preferred Nonsmoker                           63.4%      68.2%                           70.6%      76.1%
Std NS   Standard (Residual) Nonsmoker                 61.6%      67.9%       67.9%               62.9%      67.2%      67.2%
Pref SM  Preferred Smoker                             119.8%     189.0%                          175.6%     205.4%
Std SM   Standard (Residual) Smoker                   108.3%     170.9%      170.9%              152.9%     184.7%     184.7%
Agg      Aggregate                          61.6%                                      62.9%

Permanent Fully Underwritten 2-Class - Single Life - < $100,000

                                            Female     Female      Female     Female     Female    Female     Female     Female
                                            IA 0-17   IA 18-70    IA 71-80   IA 81-85   IA 0-17   IA 18-70   IA 71-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15    Yrs1-15    Yrs 1-15   Yrs 1-15   Yrs 16+    Yrs 16+    Yrs 16+    Yrs 16+
Std NS      Standard (Residual) Nonsmoker                 83.4%       95.5%      95.5%               102.7%      93.8%      93.8%
Std SM      Standard (Residual) Smoker                   113.8%      228.2%     228.2%               166.4%     272.9%     272.9%
Agg         Aggregate                          83.4%                                      102.7%

                                          Male       Male        Male       Male      Male      Male       Male       Male
                                         IA 0-17    IA18-70    IA 71-80    IA81-85   IA 0-17  IA 18-70   IA 71-80   IA 81-85
                                        Yrs 1-15   Yrs 1-15    Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+    Yrs 16+
Std NS  Standard (Residual) Nonsmoker                  67.8%       77.5%      77.5%               69.1%      77.5%      77.5%
Std SM  Standard (Residual) Smoker                    121.3%      191.2%     191.2%              169.0%     208.4%     208.4%
Agg     Aggregate                           67.8%                                      69.1%

Permanent Fully Underwritten 5-Class - Joint Life - $1,000,000 +

                                           IA1 8-70   IA 71-80   IA 81-90   IA 18-70  IA 71-80   IA 81-90
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15    Yrs 16+   Yrs 16+    Yrs 16+
Elite NS    Elite Nonsmoker                    59.8%      74.4%                78.1%      75.0%
Pref NS     Preferred Nonsmoker                60.6%      69.0%                69.1%      63.9%
Std NS      Standard (Residual) Nonsmoker      62.3%      66.9%      66.9%     61.2%      58.4%      58.4%
Pref SM     Preferred Smoker                  105.1%     180.4%               164.6%     155.1%
Std SM      Standard (Residual) Smoker         95.6%     194.8%     194.8%    146.2%     162.8%     162.8%

Permanent Fully Underwritten 5-Class - Joint Life - $250,000 - $999,999

                                           IA 18-70   IA 71-80   IA 81-90   IA 18-70   IA 71-80    IA 81-90
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15    Yrs 16+    Yrs 16+     Yrs 16+
Elite NS    Elite Nonsmoker                    61.5%      84.2%                 91.4%       93.2%
Pref NS     Preferred Nonsmoker                66.7%      78.8%                 82.4%       79.7%
Std NS      Standard (Residual) Nonsmoker      69.0%      72.7%      72.7%      74.2%       71.7%       71.7%
Pref SM     Preferred Smoker                  121.2%     219.8%                202.5%      210.6%
Std SM      Standard (Residual) Smoker        111.6%     240.4%     240.4%     181.2%      224.9%      224.9%

For policies with a Reinsurance Basis of Excess and Reinsurance Categoey of
----------------------------------------------------------------------------
UL/Accumulation
---------------

Permanent Fully Underwritten 5-Class - Single Life

                                             Female     Female     Female    Female    Female     Female
                                            IA 0-17    IA 18-80   IA 81-85   IA 0-17  IA 18-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15    Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+
Elite NS    Elite Nonsmoker                                68.1%                          75.2%
Pref NS     Preferred Nonsmoker                            63.4%                          65.4%
Std NS      Standard (Residual) Nonsmoker                  64.1%      64.1%               60.9%      60.9%
Pref SM     Preferred Smoker                               81.3%                         115.0%
Std SM      Standard (Residual) Smoker                     85.7%      85.7%              109.7%     109.7%
Agg         Aggregate                           64.1%                          60.9%

                                             Male       Male       Male       Male      Male       Male
                                            IA 0-17   IA 18-80   IA 81-85   IA 0-17   IA 18-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 16+    Yrs 16+    Yrs 16+
Elite NS    Elite Nonsmoker                               58.1%                           62.8%
Pref NS     Preferred Nonsmoker                           56.6%                           55.8%
Std NS      Standard (Residual) Nonsmoker                 57.3%      57.3%                52.1%      52.1%
Pref SM     Preferred Smoker                              90.9%                          123.2%
Std SM      Standard (Residual) Smoker                    83.2%      83.2%               108.5%     108.5%
Agg         Aggregate                          57.3%                           52.1%

Permanent Fully Underwritten 4-Class - Single Life


                                            Female     Female     Female    Female    Female     Female
                                            IA 0-17   IA 18-80   IA 81-85   IA 0-17  IA 18-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+
Pref NS     Preferred Nonsmoker                           62.1%                          64.1%
Std NS      Standard (Residual) Nonsmoker                 64.0%      64.0%               60.8%      60.8%
Pref SM     Preferred Smoker                              81.3%                         114.9%
Std SM      Standard (Residual) Smoker                    85.7%      85.7%              109.7%     109.7%
Agg         Aggregate                          64.0%                          60.8%

                                             Male       Male       Male      Male      Male       Male
                                           IA 0-17    IA 18-80   IA 81-85   IA 0-17  IA 18-80   IA 81-85
Risk Class        Rate Table Class         Yrs 1-15   Yrs 1-15   Yrs 1-15   Yrs 16+   Yrs 16+    Yrs 16+
Pref NS     Preferred Nonsmoker                           56.0%                          55.2%
Std NS      Standard (Residual) Nonsmoker                 57.3%      57.3%               52.0%      52.0%
Pref SM     Preferred Smoker                              90.8%                         123.1%
Std SM      Standard (Residual) Smoker                    83.1%      83.1%              108.4%     108.4%
Agg         Aggregate                          57.3%                          52.0%

Permanent Fully Underwritten 2-Class - Single Life


                                             Female     Female       Male       Male
                                           IA 20-80    IA 20-80    IA 20-80   IA 20-80
Risk Class        Rate Table Class          Yrs 1-15    Yrs 16+    Yrs 1-15    Yrs 16+
Std NS      Standard (Residual) Nonsmoker       62.2%      59.0%       57.3%      52.0%
Std SM      Standard (Residual) Smoker          80.5%     103.1%       79.9%     104.1%